Exhibit 10.18

RECAPITALIZATION AGREEMENT

This Recapitalization Agreement (this “Agreement”), dated as of [            ], 2015, is entered into by and among Planet Fitness, Inc., a Delaware corporation (“Planet”), Pla-Fit Holdings, LLC, a Delaware limited liability company (“Pla-Fit”), the Continuing LLC Owners (as defined herein) and the Direct TSG Investors (as defined herein). The parties hereto are collectively referred to herein as the “Parties.”

WHEREAS, the Board of Directors of Planet (the “Board”) has determined to effect an underwritten initial public offering (the “IPO”) of shares of Planet’s Class A Common Stock (as defined below);

WHEREAS, the Parties desire to and hereby agree to effect the Recapitalization Transactions (as defined below) following the pricing of the IPO and prior to the registration of Planet’s shares of Class A Common Stock under the Exchange Act, subject to the terms and conditions herein; and

WHEREAS, in connection with the consummation of the Recapitalization Transactions and in contemplation of the IPO, the applicable Parties hereto shall enter into the Recapitalization Documents (as defined below).

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. As used herein, the following terms shall have the following meanings:

“Affiliate” when used with reference to another Person means any Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such other Person. In addition, Affiliates of any Person that is an entity shall include all the directors, managers, officers and employees of such entity in their capacities as such.

“Agreement” has the meaning set forth in the preamble hereof.

“Board” has the meaning set forth in the Recitals hereof.

“Class A Common Stock” shall mean Class A Common Stock, par value $0.0001 per share, of Planet.

“Class B Common Stock” shall mean Class B Common Stock, par value $0.0001 per share, of Planet.

“Class B Issuance” has the meaning set forth in Section 3.c hereof.

“Class T Units” means the Class T Units of Pla-Fit as defined in the Existing LLC Agreement.

“Class O Units” means the Class O Units of Pla-Fit as defined in the Existing LLC Agreement.

“Class M Units” means the Class M Units of Pla-Fit as defined in the Existing LLC Agreement.

“Common Units” means the common units of Pla-Fit following the Reclassification.

“Continuing LLC Owners” means the holders of Common Units other than Planet and its Subsidiaries.

“Continuing LLC Owners Tax Receivable Agreement” has the meaning set forth in Section 3.e hereof.

“Direct TSG Investors” means TSG PF Co-Investors A, L.P. and TSG6 AIV II-A, L.P.

“Direct TSG Investors Tax Receivable Agreement” has the meaning set forth in Section 3.e hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Pla-Fit Holdings, LLC, dated November 5, 2012, as amended and restated on November 8, 2012 and further amended on April 10, 2013 and October 11, 2013.

“Form 8-A Effective Time” means the date and time on which the Form 8-A Registration Statement becomes effective.

“Form 8-A Registration Statement” means the registration statement on Form 8-A filed by Planet under the Exchange Act with the SEC to register the Class A Common Stock.

“Holdings” means Planet Fitness Holdings, L.P.

“IPO” has the meaning set forth in the Recitals hereof.

“IPO Closing” means the closing of the sale of the shares of Class A Common Stock in the IPO (without giving effect to any exercise of the underwriters’ option to purchase additional shares).

“Merger” has the meaning set forth in Section 3.a hereof.

“Merger Agreement” means the Agreement and Plan of Merger, dated June 22, 2015, by and among Planet and Holdings.

“New LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Pla-Fit Holdings, LLC, dated the date hereof.

“Parties” has the meaning set forth in the preamble hereof.

“Person” means an individual, a partnership, a joint venture, an association, a corporation, a trust, an estate, a limited liability company, a limited liability partnership, an unincorporated entity of any kind, a governmental entity or any other legal entity.

“Pla-Fit” has the meaning set forth in the preamble hereof.

“Planet” has the meaning set forth in the preamble hereof.

“Planet Charter” has the meaning set forth in Section 3.a hereof.

“Pricing” means such date and time as the Board or the pricing committee thereof determines.

“Recapitalization Documents” means the agreements and documents identified in Section 3 hereof and all other agreements and documents entered into in connection with the Recapitalization Transactions identified by the board of managers of Pla-Fit.

“Recapitalization Transactions” has the meaning set forth in Section 3 hereof.

“Reclassification” has the meaning set forth in Section 3.b.i hereof.

“Registration Rights Agreement” has the meaning set forth in Section 4.c hereof.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Stockholders Agreement” has the meaning set forth in Section 3.e hereof.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall control the management of any such limited liability company, partnership, association or other business entity.

2. Other Definitional Provisions. In this Agreement, unless otherwise specified or where the context otherwise requires:

a.	the headings of particular provisions of this Agreement are inserted for convenience only and will not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement;

b.	words importing any gender shall include other genders;

c.	words importing the singular only shall include the plural and vice versa;

d.	the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”;

e.	the words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement;

f.	references to “Sections” shall be to Sections of or to this Agreement;

g.	references to any Person include the successors and permitted assigns of such Person;

h.	the use of the words “or,” “either” and “any” shall not be exclusive;

i.	wherever a conflict exists between this Agreement and any other agreement among parties hereto, this Agreement shall control but solely to the extent of such conflict;

j.	references to “$” or “dollars” means the lawful currency of the United States of America;

k.	references to any agreement, contract or schedule, unless otherwise stated, are to such agreement, contract or schedule as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; and

l.	the parties hereto have participated collectively in the negotiation and drafting of this Agreement; accordingly, in the event an ambiguity or question of intent or interpretation arises, it is the intention of the parties that this Agreement shall be construed as if drafted collectively by the parties hereto, and that no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

3. Recapitalization. Subject to the terms and conditions set forth herein, and on the basis of and in reliance upon the representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree to take the following actions described in this Section 3 in the order in which they appear below (collectively, the “Recapitalization Transactions”), which the Parties agree shall occur on the date hereof following the Pricing and prior to the Form 8-A Effective Time.

a.	Merger of Holdings into Planet; Adoption of Charter and Bylaws.

i.	Planet shall adopt and file with the Secretary of State of the State of Delaware a restated certificate of incorporation, substantially in the form attached hereto as Exhibit A (the “Planet Charter”).

ii.	Planet shall adopt amended and restated bylaws, substantially in the form attached hereto as Exhibit B.

iii.	Pursuant to the Merger Agreement, Holdings shall merge with and into Planet, with Planet as the surviving entity (the “Merger”), and as consideration for the Merger, the Direct TSG Investors, as limited partners of Holdings, shall receive a number of shares of Class A Common Stock equal to the value of their limited partnership interests in Holdings immediately prior to the Merger.

b.	Reclassification; Amendment and Restatement of Pla-Fit LLC Agreement.

i.	Immediately following the Merger, the issued and outstanding Class T Units, Class O Units and Class M Units shall be reclassified into a number of Common Units as calculated by the board of managers of Pla-Fit based on the terms determined at Pricing (the “Reclassification”); provided, however that any Common Units issued in exchange for Class M Units that are subject to vesting conditions as of the date hereof will be subject to such same vesting conditions and all such Common Units will remain subject to the other terms and conditions applicable to such corresponding Class M Units.

ii.	No fractional Common Units of Pla-Fit shall be issued. In lieu of fractional Common Units of Pla-Fit, a Party otherwise entitled to a fractional interest in a Common Unit of Pla-Fit shall receive the nearest whole number of Common Units of Pla-Fit (with fractions equal to exactly 0.5 being rounded up).

iii.	Pla-Fit shall admit Planet as a member of Pla-Fit, with Planet initially hold zero Common Units directly in Pla-Fit, and Pla-Fit shall designate Planet as the sole managing member of Pla-Fit.

iv.	The board of managers of Pla-Fit shall adopt the New LLC Agreement, substantially in the form attached hereto as Exhibit C, to give effect to the foregoing. Upon adoption of the New LLC Agreement, each of the Parties hereto irrevocably and unconditionally waives any rights or claims it had pursuant to the Existing LLC Agreement.

c.	Issuance of Class B Common Stock. Immediately following the Reclassification and pursuant to the Planet Charter, Planet will issue to each holder of Common Units (other than any holder of Common Units that is Planet or a Subsidiary of Planet) a number of shares of Class B Common Stock equal to the number of Common Units of Pla-Fit then held by such holder (the “Class B Issuance”).

d.	Execution of Exchange Agreement. Immediately following the Class B Issuance, Planet, Pla-Fit and the Continuing LLC Owners will enter into an Exchange Agreement, substantially in the form attached hereto as Exhibit D.

e.	Execution of Additional Agreements. The applicable Parties shall also enter into the following agreements:

i.	Planet, the Continuing LLC Owners and the Direct TSG Investors shall enter into the Registration Rights Agreement, substantially in the form attached hereto as Exhibit E (the “Registration Rights Agreement”).

ii.	Planet, the Continuing LLC Owners affiliated with TSG Consumer Partners, LLC and the Direct TSG Investors shall enter into the Stockholders Agreement, substantially in the form attached hereto as Exhibit F (the “Stockholders Agreement”).

iii.	Planet, Pla-Fit and the Continuing LLC Owners shall enter into the Continuing LLC Owners Tax Receivable Agreement, substantially in the form attached as Exhibit G (the “Continuing LLC Owners Tax Receivable Agreement”).

iv.	Planet, Pla-Fit and the Direct TSG Investors shall enter into the Direct TSG Investors Tax Receivable Agreement, substantially in the form attached as Exhibit H (the “Direct TSG Investors Tax Receivable Agreement”).

4. Consent to the Recapitalization Transactions and the IPO.

a.	Each of the Parties hereto hereby acknowledges, agrees and consents to all of the Recapitalization Transactions. Each of the Parties hereto shall take all action necessary or appropriate in order to effect, or cause to be effected, to the extent within its control, each of the Recapitalization Transactions and the IPO.

b.	The Parties hereto shall deliver to each other, as applicable, prior to the Form 8-A Effective Time executed original copies of each of the Recapitalization Documents to which it is a Party, together with any other documents and instruments necessary or desirable to be delivered in connection with the Recapitalization Transactions.

5. No Liabilities in Event of Termination; Certain Covenants. In the event that Planet determines to abandon the IPO after the occurrence of some or all of the events described in Section 3, the Parties agree, as applicable, (a) to amend the applicable Recapitalization Documents so that the governance, transfer restrictions, liquidity rights and other provisions therein with respect to Pla-Fit and each of its respective direct and indirect subsidiaries correspond in the aggregate in all substantive respects with the provisions contained in the Existing LLC Agreement and (b) to the extent possible and without material adverse effect on any Party, to rescind the other transfers, exchanges and other actions described in Section 3 and consummated prior to such abandonment.

6. Representations, Warranties and Agreements.

a.	Representations and Warranties. Each Party hereby represents and warrants to all of the other Parties hereto as follows as of the date of this Agreement, and as of the date of the Recapitalization Transactions:

i.	To the extent such Party is not an individual, such Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation. The execution, delivery and performance by such Party of this Agreement and of the applicable Recapitalization Documents, to the extent a Party thereto and to the extent such Party is not an individual, has been duly authorized by all necessary action.

ii.	To the extent such Party is not an individual, such Party has the requisite power, authority and legal right to execute and deliver this Agreement and each of the Recapitalization Documents, to the extent a Party thereto, and to consummate the transactions contemplated hereby and thereby, as the case may be.

iii.	This Agreement and each of the Recapitalization Documents to which it is a Party has been (or when executed will be) duly executed and delivered by such Party and constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

iv.	Neither the execution, delivery and performance by such Party of this Agreement and the applicable Recapitalization Documents, to the extent a Party thereto, nor the consummation by such Party of the transactions contemplated hereby, nor compliance by such Party with the terms and provisions hereof, will, directly or indirectly (with or without notice or lapse of time or both), (i) contravene or conflict with, or result in a breach or termination of, or constitute a default under (or with notice or lapse of time or both, result in the breach or termination of or constitute a default under) the organization documents of such Party (to the extent such Party is not an individual), (ii) constitute a violation by such Party of any existing requirement of law applicable to such Party or any of its properties, rights or assets or (iii) require the consent or approval of any Person, except in the case of clauses (ii) and (iii), as would not reasonably be expected to result in, individual or in the aggregate, a material adverse effect on the ability of such Party to consummate the transaction contemplated by this Agreement.

v.	Such Party (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Recapitalization Transactions. Such Party has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Recapitalization Transactions and has had full access to such other information concerning the Recapitalization Transactions as it has requested. Such Party has received all information that it believes is necessary or appropriate in connection with the Recapitalization Transactions. Such Party is an informed and sophisticated party and has engaged, to the extent such Party deems appropriate, expert advisors experienced in the evaluation of transactions of the type contemplated hereby. Such Party is an accredited investor as that term is defined in Regulation D under the Securities Act. Such Party understands that the securities acquired hereunder have not been registered and agrees to resell such securities pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or, if applicable, in accordance with the provisions of Regulation S under the Securities Act.

b.	Certain Agreements. Each holder of Common Units hereby agrees:

i.	not to transfer shares of Class B Common Stock except when transferring a corresponding number of Common Units in accordance with the New LLC Agreement.

ii.	Certificates or book entries evidencing the shares of Class B Common Stock may bear such restrictive legends as Planet may deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

“THE TRANSFER OF SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS SPECIFIED IN THE RECAPITALIZATION AGREEMENT, DATED AS OF [            ], 2015, AMONG PLANET FITNESS, INC. AND THE OTHER PARTIES LISTED THEREIN, AS IT MAY BE AMENDED, SUPPLEMENTED AND/OR RESTATED FROM TIME TO TIME.

THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES ACQUIRED HEREUNDER MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED

UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER.”

7. Miscellaneous.

a.	Amendments and Waivers. This Agreement may be modified, amended or waived only with the written approval of the Board, provided, however, that an amendment or modification that would affect any other Party in a manner materially and disproportionately adverse to such Party shall be effective against such Party so materially and adversely affected only with the prior written consent of such Party, such consent not to be unreasonably withheld or delayed. The failure of any Party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

b.	Successors, Assigns and Transferees. This Agreement shall bind and inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

c.	Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, provided that a copy of such notice is also sent via nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; (c) three days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery with written verification of receipt. All communications shall be sent to such Party’s address as set forth below or at such other address as the Party shall have furnished to each other Party in writing in accordance with this provision:

If to Planet or Pla-Fit, to it at:

c/o Pla-Fit Holdings, LLC

26 Fox Run Road

Newington, NH 03801

Attention:	Richard L. Moore
Facsimile:	(603) 957-4625
Email:	richard.moore@pfhq.com

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199

Attention:	David Fine
Facsimile:	(617) 235-0300
E-mail:	david.fine@ropesgray.com

d.	Further Assurances. At any time or from time to time after the date hereof, the Parties agree to cooperate with each other, and at the request of any other Party, to execute and deliver any further instruments or documents and to take all such further action as another Party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder.

e.	Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the Recapitalization Documents, embodies the complete agreement and understanding among the Parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the Parties, written or oral, that may have related to the subject matter hereof in any way.

f.	Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by the laws of the state of Delaware. To the fullest extent permitted by law, no suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority other than in the Delaware Chancery Court, and the Parties hereto hereby submit to the exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. To the fullest extent permitted by law, each Party hereto irrevocably waives any right it may have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. Each of the Parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim herein.

g.	Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

h.	Enforcement. Each Party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching Party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

i.	No Third-Party Beneficiaries. This Agreement shall be solely for the benefit of the Parties and no other Person or entity shall be a third Party beneficiary hereof.

j.	Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. A facsimile signature page (or signature page in similar electronic form) hereto shall be treated by the parties for all purposes as equivalent to a manually signed signature page.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PLANET FITNESS, INC.

By:
Name:	Christopher Rondeau
Title:	Chief Executive Officer

PLA-FIT HOLDINGS, LLC

By:
Name:	Christopher Rondeau
Title:	Chief Executive Officer

[Signature Page to Recapitalization Agreement]

TSG PF INVESTMENT L.L.C.

By:
Name:
Title:

TSG PF INVESTMENT II L.L.C.

By:
Name:
Title:

THE CHRISTOPHER J. RONDEAU IRREVOCABLE GST TRUST OF 2012

By:
Name:
Title:

THE CHRISTOPHER J. RONDEAU REVOCABLE TRUST OF 2006

By:
Name:
Title:

THE MARC GRONDAHL REVOCABLE TRUST OF 2006

By:
Name:
Title:

Name: Craig Benson

[Signature Page to Recapitalization Agreement]

Name:	Stephen Spinelli, Jr.

Name:	Richard Moore

Name:	Anna Arico

Name:	Dorvin Lively

Name:	Brian Belmont

Name:	Bonnie Monahan

Name:	Corey Benish

Name:	Candace Couture

Name:	Jamie Medeiros

Name:	Dawn Sullivan

Name:	Jessica Correa

[Signature Page to Recapitalization Agreement]

TSG AIV II-A L.P.

By:
Name:
Title:

TSG PF CO-INVESTORS A, L.P.

By:
Name:
Title:

[Signature Page to Recapitalization Agreement]

EXHIBIT A

PLANET RESTATED CERTIFICATE OF INCORPORATION

[Filed as Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-205141)]

EXHIBIT B

PLANET AMENDED AND RESTATED BYLAWS

[Filed as Exhibit 3.2 to the Registration Statement on Form S-1 (File No. 333-205141)]

EXHIBIT C

PLA-FIT NEW LLC AGREEMENT

[Filed as Exhibit 10.4 to the Registration Statement on Form S-1 (File No. 333-205141)]

EXHIBIT D

EXCHANGE AGREEMENT

[Filed as Exhibit 10.9 to the Registration Statement on Form S-1 (File No. 333-205141)]

EXHIBIT E

REGISTRATION RIGHTS AGREEMENT

[Filed as Exhibit 10.7 to the Registration Statement on Form S-1 (File No. 333-205141)]

EXHIBIT F

STOCKHOLDERS AGREEMENT

[Filed as Exhibit 10.8 to the Registration Statement on Form S-1 (File No. 333-205141)]

EXHIBIT G

CONTINUING LLC OWNERS TAX RECEIVABLE AGREEMENT

[Filed as Exhibit 10.5 to the Registration Statement on Form S-1 (File No. 333-205141)]

EXHIBIT H

DIRECT TSG INVESTORS TAX RECEIVABLE AGREEMENT

[Filed as Exhibit 10.6 to the Registration Statement on Form S-1 (File No. 333-205141)]